                                                                    Exhibit 24.1


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, Timothy Q. Hudak, Patricia S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/   J. William Richardson
                                             ----------------------------------
                                                J. William Richardson



Dated:            March 27, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. William Richardson, Timothy Q. Hudak, Patricia S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/   Thomas F. Hewitt
                                             ---------------------------------
                                                 Thomas F. Hewitt



Dated:            March 27, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                            /s/   John J. Russell, Jr.
                                         --------------------------------
                                            John J. Russell, Jr.



Dated:            March 22, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                             /s/   Benjamin D. Holloway
                                        -------------------------------------
                                             Benjamin D. Holloway



Dated:            March 21, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                             /s/   Stephen P. Joyce
                                        ----------------------------------
                                            Stephen P. Joyce



Dated:            March 22, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                     /s/   Phillip H. McNeill, Sr.
                                -------------------------------------
                                     Phillip H. McNeill, Sr.



Dated:            March 22, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              /s/   Sherwood M. Weiser
                                           -------------------------------
                                             Sherwood M. Weiser



Dated:            March 27, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                            /s/   Karim J. Alibhai
                                        --------------------------------
                                            Karim J. Alibhai



Dated:            March 27, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                          /s/   Joseph J. Flannery
                                      -----------------------------------
                                         Joseph J. Flannery



Dated:            March 27, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                          /s/   Alan J. Kanders
                                       ----------------------------
                                         Alan J. Kanders



Dated:            March 27, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas F. Hewitt, J. William Richardson, Timothy Q. Hudak, Patricia
S. Mahlstedt, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Corporation, a Maryland corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 2001, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                           /s/   Mahmood J. Khimji
                                      ------------------------------------
                                           Mahmood J. Khimji



Dated:            March 25, 2002